EXHIBIT 11

                                     DECHERT
                         TEN POST OFFICE SQUARE - SOUTH
                                BOSTON, MA 02109

                               November 17, 2000

Scudder Pathway Series
on behalf of

Scudder Pathway Series: Conservative Portfolio
Two International Place

Boston, Massachusetts 02110-4103


Dear Sirs:

         We have acted as counsel to Scudder Pathway Series, a Massachusetts business trust (the "Trust"), and we have a general familiarity with the Trust's business operations, practices and procedures. You have asked for our opinion regarding the issuance of shares of beneficial interest by the Trust in connection with the acquisition by Scudder Pathway Series: Conservative Portfolio, a series of the Trust, of the assets of Farmers Income Portfolio, a series of Farmers Investment Trust, which shares are registered on a Form N-14 Registration Statement (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission.

         We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various trust records of the Trust and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contained in those documents.

         On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Trust being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Trust, upon transfer of the assets of Farmers Income Portfolio pursuant to the terms of the Agreement and Plan of Reorganization included in the Registration Statement.

         We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                                                     Very truly yours,

                                                     /s/ Dechert

EXHIBIT 11

                                     DECHERT
                         TEN POST OFFICE SQUARE - SOUTH
                                BOSTON, MA 02109


                                November 17, 2000

Scudder Pathway Series
on behalf of

Scudder Pathway Series: Balanced Portfolio
Two International Place
Boston, Massachusetts 02110-4103

Dear Sirs:

         We have acted as counsel to Scudder Pathway Series, a Massachusetts business trust (the "Trust"), and we have a general familiarity with the Trust's business operations, practices and procedures. You have asked for our opinion regarding the issuance of shares of beneficial interest by the Trust in connection with the acquisition by Scudder Pathway Series: Balanced Portfolio, a series of the Trust, of the assets of Farmers Income with Growth Portfolio, a series of Farmers Investment Trust, which shares are registered on a Form N-14 Registration Statement (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission.

         We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various trust records of the Trust and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contained in those documents.

         On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Trust being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Trust, upon transfer of the assets of Farmers Income with Growth Portfolio pursuant to the terms of the Agreement and Plan of Reorganization included in the Registration Statement.

         We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                                                     Very truly yours,

                                                     /s/ Dechert

EXHIBIT 11

                                     DECHERT
                         TEN POST OFFICE SQUARE - SOUTH
                                BOSTON, MA 02109

                                November 17, 2000

Scudder Pathway Series
on behalf of

Scudder Pathway Series: Balanced Portfolio
Two International Place
Boston, Massachusetts 02110-4103

Dear Sirs:

         We have acted as counsel to Scudder Pathway Series, a Massachusetts business trust (the "Trust"), and we have a general familiarity with the Trust's business operations, practices and procedures. You have asked for our opinion regarding the issuance of shares of beneficial interest by the Trust in connection with the acquisition by Scudder Pathway Series: Balanced Portfolio, a series of the Trust, of the assets of Farmers Balanced Portfolio, a series of Farmers Investment Trust, which shares are registered on a Form N-14 Registration Statement (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission.

         We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various trust records of the Trust and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contained in those documents.

         On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Trust being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Trust, upon transfer of the assets of Farmers
Balanced Portfolio pursuant to the terms of the Agreement and Plan of Reorganization included in the Registration Statement.

         We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                                                     Very truly yours,

                                                     /s/ Dechert

EXHIBIT 11

                                     DECHERT
                         TEN POST OFFICE SQUARE - SOUTH
                                BOSTON, MA 02109

                                November 17, 2000

Scudder Pathway Series
on behalf of

Scudder Pathway Series: Balanced Portfolio
Two International Place
Boston, Massachusetts 02110-4103

Dear Sirs:

         We have acted as counsel to Scudder Pathway Series, a Massachusetts business trust (the "Trust"), and we have a general familiarity with the Trust's business operations, practices and procedures. You have asked for our opinion regarding the issuance of shares of beneficial interest by the Trust in connection with the acquisition by Scudder Pathway Series: Balanced Portfolio, a series of the Trust, of the assets of Farmers Growth with Income Portfolio, a series of Farmers Investment Trust, which shares are registered on a Form N-14 Registration Statement (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission.

         We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various trust records of the Trust and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contained in those documents.

         On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Trust being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Trust, upon transfer of the assets of Farmers Growth with Income Portfolio pursuant to the terms of the Agreement and Plan of Reorganization included in the Registration Statement.

         We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                                                     Very truly yours,

                                                     /s/ Dechert

EXHIBIT 11

                                     DECHERT
                         TEN POST OFFICE SQUARE - SOUTH
                                BOSTON, MA 02109

                                November 17, 2000

Scudder Pathway Series
on behalf of

Scudder Pathway Series: Growth Portfolio
Two International Place
Boston, Massachusetts 02110-4103

Dear Sirs:

         We have acted as counsel to Scudder Pathway Series, a Massachusetts business trust (the "Trust"), and we have a general familiarity with the Trust's business operations, practices and procedures. You have asked for our opinion regarding the issuance of shares of beneficial interest by the Trust in connection with the acquisition by Scudder Pathway Series: Growth Portfolio, a series of the Trust, of the assets of Farmers Growth Portfolio, a series of Farmers Investment Trust, which shares are registered on a Form N-14 Registration Statement (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission.

         We have examined originals or certified copies, or copies otherwise identified to our satisfaction as being true copies, of various trust records of the Trust and such other instruments, documents and records as we have deemed necessary in order to render this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents examined by us and the correctness of all statements of fact contained in those documents.

         On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Trust being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Trust, upon transfer of the assets of Farmers Growth Portfolio pursuant to the terms of the Agreement and Plan of Reorganization included in the Registration Statement.

         We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                                                     Very truly yours,

                                                     /s/ Dechert